UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2002

DECISIONLINK, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-17569	84-1063897
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1181 Grier Drive
Suite B
Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 361-9873

Former name or former address, if changed since last report)

Item 5.  Other Events

On December 6, 2001, DecisionLink, Inc. (the “Registrant”) filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court, District of Nevada. As a result, financial information necessary for the filing of a complete and accurate Form 10-KSB for the twelve months ended December 31, 2001, and Form 10-QSB for the three months ended March 31, 2002, could not be provided within the prescribed time period without unreasonable effort and expense. On March 6, 2002, the Registrant requested of the Securities and Exchange Commission (“SEC”), relief from its Exchange Act reporting obligations and further requested that the SEC take no action against it for not timely meeting its reporting obligations under the Securities Exchange Act of 1934, as amended, until such time as it is released from Chapter 11. On March 17, 2002, the SEC notified the Registrant that it was not able to grant no action relief primarily due to the post bankruptcy trading volume of the Registrant’s common stock. As such, the Registrant is no longer in compliance with its Sections 13(a) and 15(d) Exchange Act reporting obligations.

The Registrant, and its wholly owned subsidiary FCI Environmental, Inc. (“FCI”), also operating under Chapter 11 of the Federal Bankruptcy Code, herein are filing their Monthly Operating Reports (the “Report(s)”) for the month and periods ended March 31, 2002, in lieu of Form 10-QSB for the same period.

The Registrant’s Report includes certain financial information for the period from December 6, 2001 to March 31, 2002. Readers of the Registrant’s Report are hereby cautioned and made aware of the fact that the financial information contained in the Registrant’s Report includes the accounts of DecisionLink, Inc., the parent company, on a stand-alone basis. The Registrant’s Report does not include the accounts of any DecisionLink, Inc. subsidiaries or affiliated companies. This Report was prepared by the Registrant. It was not reviewed by the Registrant’s independent accountants.

The FCI Report includes certain financial information for the period from December 20, 2001 to March 31, 2002.  Readers of the FCI Report are hereby cautioned and made aware of the fact that the financial information contained in the FCI Report includes the accounts of FCI on a stand-alone basis. The FCI Report does not include the accounts of any affiliated companies. This Report was prepared by the Registrant. It was not reviewed by the Registrant’s independent accountants.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial statements of businesses acquired:   None

(b) Pro forma financial information:  None

(c)  Exhibits:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended March 31, 2002

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended March 31, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DECISIONLINK, INC.
(Registrant)

By:	/s/ R. Kenyon Culver	Date:	May 15, 2002
R. Kenyon Culver
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.1	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of DecisionLink, Inc. for the month and period ended March 31, 2002

99.2	United States Bankruptcy Court, District of Nevada, Chapter 11 Monthly Operating Report of FCI Environmental, Inc. for the month and period ended March 31, 2002